Exhibit 10.1

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT, dated as of November 4, 2015 (this “Amendment”), is:

(1)                                 THE NINTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrator (in such capacity, the “Administrator”); and

(2)                                 THE FOURTH AMENDMENT TO RECEIVABLES SALE AGREEMENT, by and between AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation, as buyer (in such capacity, “Buyer”), and AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as originator (in such capacity, the “Originator”).

R E C I T A L S

A.                                    The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”).

B.                                    Buyer and the Originator are parties to that certain Receivables Sale Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”; together with the Receivables Purchase Agreement, each an “Agreement” and collectively, the “Agreements”).

C.                                    The parties hereto desire to amend each of the Agreements as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Receivables Purchase Agreement or Exhibit I to the Receivables Sale Agreement, as applicable.

2.                                      Amendments to the Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

(a)                                 The following new Section 5.1(v) is hereby added to the Receivables Purchase Agreement immediately following existing Section 5.1(u) thereof:

(v)                                 Liquidity Coverage Ratio.  The Seller has not, does not and will not during the term of this Agreement (x) issue any obligations that (A) constitute asset-backed commercial paper, or (B) are securities required to be registered under the Securities Act of 1933 (the “33 Act”) or that may be offered for sale under Rule 144A or a similar exemption from registration under the 33 Act or the rules promulgated thereunder, or (y) issue any other debt obligations or equity interests other than the Subordinated Notes (as defined in the Receivables Sale Agreement) or debt obligations substantially similar to the obligations of the Seller under this Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement.  The Seller further represents and warrants that its assets and liabilities are consolidated with the assets and liabilities of ABDC for purposes of GAAP.

(b)                                 Each reference to the Scheduled Facility Termination Date set forth on signature pages S-4, S-5, S-6, S-8 and S-9 to the Receivables Purchase Agreement is hereby deleted in its entirety.

(c)                                  The following defined terms and definitions thereof are hereby deleted in their entirety from Exhibit I to the Receivables Purchase Agreement: “Bellco Merger”, “Bellco Unit” and “Excluded Receivable”.

(d)                                 The definition of “Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the phrase “, other than any Excluded Receivable,” where it appears therein.

(e)                                  The definition of “Scheduled Facility Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the date “December 5, 2017” where it appears therein with the date “November 2, 2018”.

(f)                                   Section 5.1(u) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(u)                                 Anti-Corruption Laws and Sanctions. The Seller has implemented and will maintain in effect and enforce policies and procedures designed, in its reasonable judgment, to ensure compliance by the Seller and its directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. None of the Seller or, to the knowledge of the Seller, any director, officer, employee or agent of the Seller, is a Sanctioned Person.  No part of the proceeds of any Purchase will be used directly, or to the knowledge of the Seller, indirectly (A) for the purpose of funding payments to any officer or employee of a governmental or regulatory authority, or any Person controlled by a governmental or regulatory authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing activities or transactions (I) of or with any Sanctioned Person or (II) in any Sanctioned Country, except, in each case, to the extent such activities or transactions are licensed by the Office of Foreign Assets Control of the US Department of Treasury or otherwise not prohibited under applicable Sanctions.

The Transactions will not violate any applicable Anti-Corruption Laws or Sanctions except to the extent any such violations, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on (i) the business, financial condition, operations or properties of the Seller or (ii) the ability of the Seller to perform any of its obligations under the Transaction Documents or (B) result in a violation of applicable law by any Secured Party.

(g)                                  Section 5.3(o) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(o)                                 Anti-Corruption Laws and Sanctions. The Servicer has implemented and will maintain in effect and enforce policies and procedures designed, in its reasonable judgment, to ensure compliance by the Servicer, its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions.  None of the Servicer or any Subsidiary or, to the knowledge of the Servicer, any director, officer, employee or agent of the Servicer or any Subsidiary, is a Sanctioned Person.  No part of the proceeds of any Purchase hereunder, or any sale of Receivables under the Receivables Sale Agreement, in either case, will be used directly, or to the knowledge of the Seller, indirectly (A) for the purpose of funding payments to any officer or employee of a governmental or regulatory authority, or any Person controlled by a governmental or regulatory authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing activities or transactions (I) of or with any Sanctioned Person or (II) in any Sanctioned Country, except, in each case, to the extent such activities or transactions are licensed by the Office of Foreign Assets Control of the US Department of Treasury or otherwise not prohibited under applicable Sanctions. The Transactions will not violate any applicable Anti-Corruption Laws or Sanctions except to the extent any such violations, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on (i) the business, financial condition, operations or properties of the Servicer or (ii) the ability of the Servicer to perform any of its obligations under the Transaction Documents or (B) result in a violation of applicable law by any Secured Party.

(h)                                 Section 7.2(m) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(m)                             Anti-Corruption Laws and Sanctions.  Seller will not permit the proceeds of any Purchase to be used directly, or to the knowledge of the Seller, indirectly (i) for the purpose of financing a payment to any Person in violation of applicable Anti-Corruption Laws, (ii) for the purpose of financing any activity or transaction (a) of or with any Sanctioned Person or (b) in any Sanctioned Country, except, in each case, to the extent such activities or transactions are licensed by the Office of Foreign Assets Control of the US Department of Treasury or otherwise not prohibited under applicable Sanctions or (iii) in any manner that would result in the violation of any applicable Sanctions by any party hereto

3.                                      Amendments to the Receivables Sale Agreement.  The Receivables Sale Agreement is hereby amended as follows:

(a)                                 Section 4.1(h) of the Receivables Sale Agreement is hereby replaced in its entirety with the following:

(h)                                 Notice of Relocation.  Originator shall give the Buyer and the Administrator 45 days’ prior written notice of any relocation of its Location.  The Originator will at all times maintain its Location within a jurisdiction of the United States in which Article 9 of the UCC is in effect as of the date hereof or the date of any such relocation.

(b)                                 The following defined terms and definitions thereof are hereby deleted in their entirety from Exhibit I to the Receivables Sale Agreement: “Bellco Merger”, “Bellco Unit” and “Excluded Receivable”.

(c)                                  The definition of “Receivable” set forth in Exhibit I to the Receivables Sale Agreement is hereby amended by deleting the phrase “, other than any Excluded Receivable,” where it appears therein.

(d)                                 Exhibit III to the Receivables Sale Agreement is hereby replaced in its entirety with Exhibit III attached hereto.

4.                                      Sale of Bellco Receivables.  On the Subsequent Effective Date (as defined below), Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided in the Receivables Sale Agreement), and Buyer does hereby purchase from Originator, upon the terms and subject to the conditions set forth in the Receivables Sale Agreement, all of Originator’s right, title and interest in and to all Previously Excluded Receivables (as defined below) originated by Originator and existing as of the Subsequent Effective Date, together with all Related Security relating thereto and all Collections thereof.  After giving effect to such sale and assignment, all Previously Excluded Receivables shall be Receivables for all purposes under the Agreements and the other Transaction Documents, and together with all Related Security relating thereto shall have been sold, assigned or otherwise conveyed under the Receivables Sale Agreement and subject to all representations, warranties, covenants, indemnities, deemed collections, security interest and other provisions set forth in the Receivables Sale Agreement and the other Transaction Documents with respect to Receivables and Related Security sold, assigned or otherwise conveyed by the Originator to Buyer under the Receivables Sale Agreement.  On and after the Subsequent Effective Date, on each day that a Receivable is originated by the Originator that would have constituted an Excluded Receivable prior to giving effect to this Amendment, such Receivable shall be sold and assigned by the Originator to Buyer on such date in accordance with the Receivables Sale Agreement.  For purposes of this Amendment, “Previously Excluded Receivables” shall mean each of the Excluded Receivables that were outstanding immediately prior to the effectiveness of this Section 4.

5.                                      Consent.  Each of the parties hereto hereby consent to the filing on or after the Subsequent Effective Date, by or on behalf of the Originator and at the Originator’s sole expense, of the UCC-3 Financing Statement Amendments, to reflect the amendments set forth herein, in substantially the form attached hereto as Exhibit A.

6.                                      Representations and Warranties; Covenants.  Each of the Seller, the Servicer, the Originator and Buyer hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof and the Subsequent Effective Date:

(a)                                 each of its representations and warranties contained in the Agreements is true and correct, in all material respects, as if made on and as of such date;

(b)                                 no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event, an Unmatured Amortization Event, a Termination Event or an Unmatured Termination Event;

(c)                                  the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and each of the Agreements (as amended hereby) are within its organizational powers and have been duly authorized by all necessary organizational action on its part.  Each of this Amendment and each of the Agreements (as amended hereby) is its valid and legally binding obligation, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)                                 the Facility Termination Date for all Purchaser Groups has not occurred;

(e)                                  solely as of the Subsequent Effective Date, the Bellco Unit has been fully integrated into the Servicer’s SAP software system and the Servicer has implemented administrative and operating procedures, and keeps and maintains documents, books, records and other information, reasonably necessary for the collection of Receivables generated by the Bellco Unit; and

(f)                                   the Credit Agreement has not been amended since February 9, 2015.

7.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of each of the Agreements shall remain in full force and effect.  After this Amendment becomes effective, all references in each of the Agreements and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the applicable Agreement shall be deemed to be references to such Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of either of the Agreements (or any related document or agreement) other than as expressly set forth herein.

8.                                      Initial Effectiveness. This Amendment, other than the Subsequent Effective Provisions, shall become effective on the date hereof (the “Initial Effective Date”) upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment and (ii) the amended and restated fee letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent;

(b)                                 the Administrator and each Purchaser Agent shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Initial Effective Date; and

(c)                                  receipt by each Purchaser Agent of such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

For purposes of this Amendment, each of the following provisions of this Amendment shall constitute “Subsequent Effective Provisions”:  Sections 2(c), 2(d), 3(b), 3(c), 3(d), 4 and 5.

9.                                      Subsequent Effectiveness. Each of the Subsequent Effective Provisions of this Amendment shall become effective on the Subsequent Effective Date upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of a pro-forma statement of the Bellco Receivables, in form and substance satisfactory to the Administrator and each Purchaser Agent;

(b)                                 receipt by the Administrator and each Purchaser Agent of an updated Account Disclosure Letter, dated as of the Subsequent Effective Date, in form and substance satisfactory to the Administrator and each Purchaser Agent and reflecting each Lock-Box and Collection Account that Collections with respect to Receivables originated by the Bellco Unit are being remitted (the “Bellco Lock-Boxes” and “Bellco Collection Accounts”);

(c)                                  each Bellco Collection Account is in the name of Seller;

(d)                                 receipt by the Administrator and each Purchaser Agent of an executed Collection Account Agreement (or amendments to one or more existing Collection Account Agreements), in form and substance satisfactory to the Administrator and each Purchaser Agent, with respect to each Bellco Lock-Box and Bellco Collection Account;

(e)                                  receipt by the Administrator of UCC lien searches, tax lien searches and judgment lien searches against such names, in such jurisdictions reasonably requested by the Administrator and with a recent effective date, in each case, that are satisfactory to the Administrator;

(f)                                   the filing by or on behalf of the Originator of any UCC financing statement amendments, reasonably requested by the Administrator, terminating or releasing any security interest in any Receivable or Excluded Receivable shown in any of the lien searches delivered pursuant to clause (e) above and that were not filed pursuant to the Transaction Documents; and

(g)                                  receipt by the Administrator and each Purchaser Agent of such other documents, information, reports, agreements and instruments as the Administrator or a Purchaser Agent may reasonably request, in form and substance satisfactory to the Administrator and such Purchaser Agent.

For purposes of this Amendment, the “Subsequent Effective Date” means the date, if any, that Seller, Buyer, Originator and the Servicer have delivered to the Administrator and each Purchaser an Effectiveness Notice, in substantially the form of Exhibit B hereto, so long as each of the representations and warranties set forth in this Amendment and such Effectiveness Notice are true and correct on such date; provided, however, if an Effectiveness Notice has not been delivered in accordance with Section 9 by December 31, 2015 (the “Outside Date”), the Subsequent Effective Provisions shall not become effective pursuant to this Amendment without the prior written consent of each of the parties hereto delivered to the other parties hereto on or after the Outside Date.

10.                               Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

11.                               Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

12.                               Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

13.                               Transaction Document.  This Amendment shall constitute a Transaction Document under each of the Agreements.

14.                               Further Assurances.  Each of the Seller, the Servicer, the Originator and Buyer hereby agrees to do, at Seller’s expense, all such things and execute all such documents and instruments as the Administrator may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

15.                               Costs and Expenses.  The Seller agrees to pay on demand all reasonable costs and expenses incurred by the Administrator or any Purchaser or Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments or agreements to be delivered hereunder or in connection herewith, including, the reasonable fees and expenses of counsel to any such Persons with respect thereto as set forth in Section 10.3 of the Receivables Purchase Agreement.

16.                               Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

17.                               Ratification.                            After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller and Buyer

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer and Originator

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Omnibus Amendment

(ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Administrator

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Purchaser Agent for
Victory Receivables Corporation

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Related Committed Purchaser
for Victory Receivables Corporation

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

Omnibus Amendment

(ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Uncommitted Purchaser

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent and
Related Committed Purchaser
for Wells Fargo Bank, National Association

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Vice President

Omnibus Amendment

(ARFC)

LIBERTY STREET FUNDING LLC,
as an Uncommitted Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Purchaser Agent and
Related Committed Purchaser
for Liberty Street Funding LLC

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Omnibus Amendment

(ARFC)

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent,
Uncommitted Purchaser and
Related Committed Purchaser

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Omnibus Amendment

(ARFC)

WORKING CAPITAL MANAGEMENT CO., LP,
as Uncommitted Purchaser and
as Related Committed Purchaser for
Working Capital Management Co., LP

By:	/s/ Richard Burke
Name:	Richard Burke
Title:	Authorized Signatory

MIZUHO BANK, LTD.,
as Purchaser Agent for
Working Capital Management Co., LP

By:	/s/ Bertram Tang
Name:	Bertram Tang
Title:	Authorized Signatory

Omnibus Amendment

(ARFC)

Exhibit III

Lock-boxes; Collection Accounts; Collection Banks

Lock-boxes	Collection Accounts	Collection Banks

Box # XXXXX-XXXX	XXXXXXXX	Bank of Hawaii
Box # XXXX, XXXX	XXXXXXXX	JPMorgan Chase
Box # XXXXXX, XXXXXX, XXXXXX, XXXXXX	XXXXXXXX	JPMorgan Chase
Box # XXXXX	XXXXXXXX	JPMorgan Chase
N/A	XXXXXXXX	JPMorgan Chase
Box # XXXXXX, XXXXX, XXXXX, XXXXXX	XXXXXXXX	JPMorgan Chase
N/A	XXXXXXXX	JPMorgan Chase
N/A	XXXXXXXX	PNC Bank
*Box #XXXXX	*XXXXXXXX	JPMorgan Chase

* to be included as of November 6, 2015

III-1

EXHIBIT A

UCC-3 FINANCING STATEMENT AMENDMENTS

(attached)

UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS Statement For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law AND Check one of these three boxes to: Check one of these two boxes: CHANGE name and/or address: Complete ADD name: Complete item DELETE name: Give record name 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) 10. OPTIONAL FILER REFERENCE DATA: International Association of Commercial Administrator (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor OR 9a. ORGANIZATION'S NAME 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX OR 7a. ORGANIZATION'S NAME 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral OR 6a. ORGANIZATION'S NAME 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX This Change affects Debtor or Secured Party of record item 6a or 6b; and item 7a or 7b and item 7c 7a or 7b, and item 7c to be deleted in item 6a or 6b 5. PARTY INFORMATION CHANGE: 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 A. NAME & PHONE OF CONTACT AT FILER (optional) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b.This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination

Print Form | Clear Form

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
3175261 0 07/10/2003

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

See Schedule I attached hereto and made a part hereof.

10. OPTIONAL FILER REFERENCE DATA:
File with: DE-SOS 03128405- No. of additional pages attached: 4

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

SCHEDULE I

TO

UNIFORM COMMERCIAL CODE FINANCING STATEMENT AMENDMENT

ON FORM UCC-3

Naming:

DEBTOR/SELLER:

AMERISOURCEBERGEN DRUG CORPORATION
1300 Morris Drive

Chesterbrook, Pennsylvania 19087

SECURED PARTY/BUYER:

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION
1300 Morris Drive

Chesterbrook, Pennsylvania 19087

TOTAL ASSIGNEE OF SECURED PARTY/BUYER:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

1251 Avenue of the Americas

New York, New York 10020

The financing statement amendment (the “Financing Statement”) to which this Schedule I is attached and made a part covers all right, title and interest of the Debtor/Seller in, to and under the following property (the “Conveyed Assets”), whether now or hereafter owned, existing, arising, created or acquired:

(a)                                 all Receivables of Debtor/Seller;

(b)                                 all Collections and Related Security with respect thereto;

(c)                                  each Lock-Box and Collection Account;

(d)                                 all other rights and payments relating to such Receivables; and

(e)                                  all proceeds of any of the foregoing.

A purchase of, or security interest in, any Conveyed Assets described in this Financing Statement will violate the rights of the Total Assignee of Secured Party/Buyer.

1

As used herein, the following terms shall have the meanings set forth below, and any initially capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).

“Account Disclosure Letter” means that certain letter from the Secured Party/Buyer and the Servicer to the Total Assignee of Secured Party/Buyer and each purchaser agent, setting forth each Lock-Box and Collection Account to which Collections are remitted.

“Collection Account” means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed in the Account Disclosure Letter.

“Collection Account Agreement” means an agreement among Servicer, Secured Party/Buyer, the Total Assignee of Secured Party/Buyer and a Collection Bank and, if applicable, an Originator.

“Collection Bank” means, at any time, any of the banks holding one or more Collection Accounts.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

“Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

“Finance Charges” means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

“Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed in the Account Disclosure Letter.

“Obligor” shall mean, for any Receivable, each and every Person who purchased goods or services on credit under a Contract and who is obligated to make payments to an Originator or the Secured Party/Buyer as assignee thereof pursuant to such Contract.

“Originator” means each of Debtor/Seller and the other Persons, if any, party to the Receivables Sale Agreement from time to time as a seller.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

2

“Receivable” means all indebtedness and other obligations owed to Debtor/Seller (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or to Secured Party/Buyer (after giving effect to the transfers under the Receivables Sale Agreement) (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by Debtor/Seller, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.  Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Debtor/Seller treats such indebtedness, rights or obligations as a separate payment obligation.

“Receivables Purchase Agreement” means that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 among Secured Party/Buyer, Debtor/Seller, as initial Servicer, the various purchaser groups from time to time party thereto and the Total Assignee of Secured Party/Buyer, as administrator for each purchaser group, as it may be amended or modified and in effect from time to time.

“Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of July 10, 2003, among each Originator and Secured Party/Buyer, as the same may be amended, restated or otherwise modified from time to time.

“Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

“Related Security” means, with respect to any Receivable:

(i)                                     all of Debtor/Seller’s interest in the related equipment or other inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by Debtor/Seller gave rise to such Receivable, and all insurance contracts with respect thereto,

(ii)                                  all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

(iii)                               all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

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(iv)                              all service contracts and other contracts and agreements associated with such Receivable,

(v)                                 all Records related to such Receivable,

(vi)                              all of Debtor/Seller’s right, title and interest in each Lock-Box and each Collection Account, and

(vii)                           all proceeds of any of the foregoing.

“Servicer” means at any time the Person then authorized pursuant to the Receivables Purchase Agreement to service, administer and collect Receivables.

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UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS Statement For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law AND Check one of these three boxes to: Check one of these two boxes: CHANGE name and/or address: Complete ADD name: Complete item DELETE name: Give record name 6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b) 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) Indicate collateral: 9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) 10. OPTIONAL FILER REFERENCE DATA: International Association of Commercial Administrator (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor OR 9a. ORGANIZATION'S NAME 9b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX OR 7a. ORGANIZATION'S NAME 7b. INDIVIDUAL'S SURNAME INDIVIDUAL'S FIRST PERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral OR 6a. ORGANIZATION'S NAME 6b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX This Change affects Debtor or Secured Party of record item 6a or 6b; and item 7a or 7b and item 7c 7a or 7b, and item 7c to be deleted in item 6a or 6b 5. PARTY INFORMATION CHANGE: 3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 A. NAME & PHONE OF CONTACT AT FILER (optional) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) 1a. INITIAL FINANCING STATEMENT FILE NUMBER 1b.This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination

Print Form | Clear Form

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
3175259 4 Filed: 7/10/03

5. ☐ **PARTY INFORMATION CHANGE:**
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6a. ORGANIZATION'S NAME

OR

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

Indicate collateral:

All assets of the Debtor now owned or hereafter acquired or coming into existence, and wherever located.

9a. ORGANIZATION'S NAME
Amerisource Receivables Financial Corporation

OR

10. OPTIONAL FILER REFERENCE DATA:
File with: DE-SOS 03128405-

International Association of Commercial Administrators (IACA)

EXHIBIT B

FORM OF EFFECTIVENESS NOTICE

(attached)

FORM OF EFFECTIVENESS NOTICE

---

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

dated                             , 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959
Facsimile:  (212) 782-6998

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) among Amerisource Receivables Financial Corporation (the “Seller”), AmerisourceBergen Drug Corporation, as initial Servicer, the various Purchaser Groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator and (ii) the Omnibus Amendment, dated as of November 4, 2015 (as amended, supplemented or otherwise modified from time to time, the “Omnibus Amendment”) among Seller, the Servicer, the Originator, Buyer, the various Purchaser Groups party thereto and the Administrator.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms the Agreement or the Omnibus Amendment, as applicable.

1.  Subsequent Effective Date.  Each of Seller, the Servicer, the Originator and Buyer hereby provides notice to each of the parties to the Omnibus Amendment that the Subsequent Effective Date shall be deemed to be the date hereof for all purposes of the Omnibus Amendment.

2.  Representations and Warranties.  Each of Seller, the Servicer, the Originator and Buyer hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(a)           all applicable conditions precedent set forth in Section 9 of the Omnibus Amendment have been satisfied;

(b)           each of its representations and warranties contained in the Omnibus Amendment, the Agreement and each of the other Transaction Documents is true and correct, in all material respects, as if made on and as of such date;

(c)           no event has occurred and is continuing, or would result from this Effectiveness Notice, the Omnibus Amendment or any of the transactions contemplated herein or therein, that constitutes an Amortization Event, an Unmatured Amortization Event, a Termination Event or an Unmatured Termination Event; and

(d)           the applicable Facility Termination Date has not occurred.

3.  Governing Law.  This Effectiveness Notice shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

4.  Third-Party Beneficiaries.  Each of Seller, the Servicer, the Originator and Buyer hereby acknowledges and agrees that the Administrator, each Purchaser and each Purchaser Agent are hereby made express third party beneficiaries of this Effectiveness Notice.

5.  Counterparts.  This Effectiveness Notice may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Effectiveness Notice may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

6.  Transaction Document.  This Effectiveness Notice shall constitute a Transaction Document under the Agreement.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Effectiveness Notice to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller and Buyer

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer and Originator

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer